EXHIBIT 99.1


Goldman Sachs                      GSAA_05_02

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Stats
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Count: 2093
Schedule Balance: $499,985,960.06
AverageSched Bal: $238,884.84
GrossWAC: 6.621
NetWAC: 6.121
OTERM: 357
RTERM: 354
ATERM: 0
AGE: 3
First CAP: 1.57
Periodic CAP: 1.57
MAXRATE: 13.62
MINRATE: 6.61
MTR: 20.94
MARGIN: 5.32
OLTV: 80.75
COLTV: 91.05
FICO: 668.168
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Current Rate                               Percent
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4.001 - 4.500                                 0.57
4.501 - 5.000                                 2.71
5.001 - 5.500                                 4.29
5.501 - 6.000                                15.62
6.001 - 6.500                                22.69
6.501 - 7.000                                28.11
7.001 - 7.500                                13.40
7.501 - 8.000                                 8.58
8.001 - 8.500                                 2.45
8.501 - 9.000                                 1.23
9.001 - 9.500                                 0.30
9.501 - 10.000                                0.05
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Total:                                      100.00
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Scheduled Balance                          Percent
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50,000.01 - 100,000.00                        1.97
100,000.01 - 150,000.00                      10.95
150,000.01 - 200,000.00                      14.36
200,000.01 - 250,000.00                      13.81
250,000.01 - 275,000.00                       7.45
275,000.01 - 350,000.00                      21.93
350,000.01 - 400,000.00                      12.82
400,000.01 - 450,000.00                       6.66
450,000.01 - 500,000.00                       4.43
500,000.01 - 550,000.00                       2.12
550,000.01 - 600,000.00                       1.62
600,000.01 - 750,000.00                       1.69
850,000.01 - 950,000.00                       0.18
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Total:                                      100.00
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Original Term                              Percent
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300                                           4.99
360                                          95.01
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Total:                                      100.00
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RemTerm                                    Percent
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295.000                                       0.87
296.000                                       2.03
297.000                                       0.66
298.000                                       0.43
299.000                                       1.00
352.000                                       0.08
353.000                                       0.25
354.000                                       0.64
355.000                                       5.64
356.000                                      19.86
357.000                                      23.97
358.000                                      20.14
359.000                                      24.43
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Total:                                      100.00
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Am WAM                                     Percent
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0 - 59                                      100.00
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Total:                                      100.00
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Age                                        Percent
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1                                            25.43
2                                            20.57
3                                            24.64
4                                            21.89
5                                             6.50
6                                             0.64
7                                             0.25
8                                             0.08
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Total:                                      100.00
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States                                     Percent
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CA                                           59.69
WA                                            4.45
FL                                            3.96
NV                                            4.76
AZ                                            3.21
CO                                            2.69
MA                                            2.62
OR                                            1.22
GA                                            1.17
MN                                            1.50
Other                                        14.71
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Total:                                      100.00
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Original LTV                               Percent
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0.001 - 50.000                                1.35
50.001 - 60.000                               2.22
60.001 - 70.000                               4.84
70.001 - 75.000                               4.38
75.001 - 80.000                              57.36
80.001 - 85.000                               9.21
85.001 - 90.000                              14.20
90.001 - 95.000                               6.44
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Total:                                      100.00
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Combined LTV                               Percent
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0.001 - 50.000                                1.35
50.001 - 60.000                               2.14
60.001 - 70.000                               4.59
70.001 - 75.000                               4.32
75.001 - 80.000                               7.72
80.001 - 85.000                               7.02
85.001 - 90.000                              14.40
90.001 - 95.000                               7.63
95.001 - 100.000                             50.67
100.001 >=                                    0.15
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Total:                                      100.00
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FICO                                       Percent
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560.000 - 579.999                             0.21
580.000 - 619.999                            15.64
620.000 - 649.999                            23.07
650.000 - 699.999                            35.19
700.000 - 749.999                            19.64
750.000 - 799.999                             6.14
800.000 - 819.999                             0.10
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Total:                                      100.00
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PMI                                        Percent
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OLTV <= 80 - NO MI                           70.16
OLTV > 80 - NO MI                            29.84
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Total:                                      100.00
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Occupancy Code                             Percent
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NON OWNER                                     0.07
OWNER OCCUPIED                               98.83
SECOND HOME                                   1.10
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Total:                                      100.00
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Property Type                              Percent
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2-4 FAMILY                                    6.10
CONDO                                        10.35
PUD ATTACHED                                  2.68
PUD DETACHED                                 10.71
SINGLE FAMILY                                70.15
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Total:                                      100.00
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Purpose                                    Percent
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CASHOUT REFI                                 37.51
PURCHASE                                     58.71
RATE/TERM REFI                                3.79
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Total:                                      100.00
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Documentation Type                         Percent
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FULL DOC                                     39.24
LIMITED                                       4.45
STATED INCOME                                56.31
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Total:                                      100.00
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Interest Only                              Percent
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Y                                           100.00
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Total:                                      100.00
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Interest Only Term                         Percent
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24.000                                       90.34
36.000                                        4.66
120.000                                       4.99
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Total:                                      100.00
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Silent                                     Percent
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N                                            47.07
Y                                            52.93
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Total:                                      100.00
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Prepay Flag                                Percent
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N                                            16.40
Y                                            83.60
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Total:                                      100.00
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Prepay Term                                Percent
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0.000                                        16.40
12.000                                        2.58
24.000                                       77.58
36.000                                        3.44
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Total:                                      100.00
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DTI                                        Percent
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0.001 - 10.000                                0.10
10.001 - 20.000                               1.01
20.001 - 30.000                               7.69
30.001 - 40.000                              29.25
40.001 - 50.000                              61.39
50.001 - 60.000                               0.56
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Total:                                      100.00
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Conforming                                 Percent
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CONFORMING                                   74.08
NON CONFORMING                               25.92
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Total:                                      100.00
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Arm Index                                  Percent
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1 MONTH LIBOR                                 4.99
6 MONTH LIBOR                                95.01
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Total:                                      100.00
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Margins                                    Percent
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<= 1.000                                      0.14
1.501 - 2.000                                 0.08
2.501 - 3.000                                 1.12
3.001 - 3.500                                 3.46
3.501 - 4.000                                 0.92
4.001 - 4.500                                 0.30
4.501 - 5.000                                 0.41
5.001 - 5.500                                48.15
5.501 - 6.000                                45.16
6.001 - 6.500                                 0.14
6.501 - 7.000                                 0.09
7.001 >=                                      0.03
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Total:                                      100.00
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First Adjustment Cap                       Percent
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1.500                                        95.01
3.000                                         4.99
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Total:                                      100.00
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Periodic Cap                               Percent
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1.500                                        95.01
3.000                                         4.99
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Total:                                      100.00
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Max Rate                                   Percent
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11.501 - 12.000                               5.77
12.001 - 12.500                               2.14
12.501 - 13.000                              15.28
13.001 - 13.500                              22.69
13.501 - 14.000                              28.11
14.001 - 14.500                              13.40
14.501 - 15.000                               8.58
15.001 >=                                     4.02
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Total:                                      100.00
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Floor Rate                                 Percent
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4.001 - 4.500                                 1.25
4.501 - 5.000                                 2.46
5.001 - 5.500                                 3.57
5.501 - 6.000                                15.91
6.001 - 6.500                                22.69
6.501 - 7.000                                28.11
7.001 >=                                     26.01
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Total:                                      100.00
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Number of Units                            Percent
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1                                            93.90
2                                             4.89
3                                             1.02
4                                             0.18
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Total:                                      100.00
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Product Type                               Percent
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2 YEAR ARM                                   90.34
3 YEAR ARM                                    4.66
5 YEAR ARM                                    4.99
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Total:                                      100.00
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Employment Flag                            Percent
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N                                            77.91
Y                                            22.09
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Total:                                      100.00
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Originator                                 Percent
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NEWCENTURY                                  100.00
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Total:                                      100.00
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                               Dec 14, 2004 16:18                    Page 1 of 1